THE GERMANY
                                    FUND,INC.

                                  ANNUAL REPORT

                                DECEMBER 31, 2001

                               [GRAPHIC OMITTED]
                                      FLAG

                               [GRAPHIC OMITTED]
                                      FLAG


                                   THE GERMANY
                                    FUND,INC.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                February 8, 2002
Dear Shareholder,

     After a difficult 2001, signs of an upturn in world economic growth are beginning to emerge. The fourth quarter now seems to be the low point in the global economic slowdown. The industrial sector is stabilizing and consumer spending has remained strong. The consumer in Germany has remained remarkably resilient, helped by low interest rates and real income growth. Manufacturing orders rose for the first time in three months in December, led by demand from customers overseas. Furthermore, confidence among executives and consumers has improved. Most importantly, however, corporate earnings have begun to improve, and many companies have surpassed earnings expectations. Siemens, for example, recently reported quarterly earnings significantly higher than the previous quarter. SAP also surprised the market by reporting strong growth in earnings. German companies are expected to register the highest earnings growth (+30.7%) in the Europe in 2002, according to IBES. The estimated average earnings growth for 2002 is 16.2% in Europe and 13.5% in the US. As an export-driven economy, Germany benefits more than most countries during periods of economic upswings when global demand increases. After recording economic growth of 0.6% in 2001, Deutsche Bank estimates that the German economy will grow 1.0% during 2002.

     For the year ended December 31, 2001, the net asset value per share of the Germany Fund declined 25.6% (adjusted for the $0.08 distribution paid during the year). The share price declined 25.0%. The Fund's benchmark, the DAX 30 Index, declined 23.2% in US dollar terms during the same period. The Fund's underperformance, which occurred during the last quarter of the year, was due to the overweight positions in both the pharmaceutical and insurance sectors, and the underweighting of Daimler Chrysler. Although pharmaceutical and insurance stocks recorded decent gains during the quarter, their returns were overshadowed by the outstanding performance of Daimler Chrysler, which was up 48% during the quarter. Daimler Chrysler stock rallied as a result of strong car sales reported for November and December. The strong sales were mainly due to temporary incentives such as zero--percent financing. As a consequence, it will be difficult for the car-makers to beat last year's sales figures in 2002. On the positive side, the Fund's overweight positions in Nokia, Philips Electronics and Thyssen Krupp were helpful. All three stocks performed remarkably during the last quarter, rising 61%, 57%, and 45%, respectively.

     The Germany Fund continued its open-market purchases of its shares, buying 258,100 shares during the year. The Fund's discount to its net asset value averaged 7.8% during 2001, compared with 8.1% for 2000.

                                   Sincerely,

/s/ CHRISTIAN STRENGER                         /s/ RICHARD T. HALE
    ------------------                         -------------------
    Christian Strenger                         Richard T. Hale
    Chairman                                   President


               FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING
                  PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS
               RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE
                            VISIT WWW.GERMANYFUND.COM

FUND HISTORY AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

STATISTICS:
Net Assets ...................................................... $133,793,042
Shares Outstanding ..............................................   16,680,181
NAV Per Share ...................................................        $8.02


DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:
 RECORD                          ORDINARY           LT CAPITAL
  DATE                            INCOME               GAINS             TOTAL
 ------                            -----               -----             ------
11/19/01 ......................... $0.06               $  --             $0.06
9/3/01 ...........................    --               $0.02             $0.02
11/20/00 .........................    --               $2.18             $2.18
9/1/00 ........................... $0.19               $0.12             $0.31
11/19/99 ......................... $0.29               $0.90             $1.19
9/1/99 ...........................    --               $0.56             $0.56
11/16/98 ......................... $1.47               $1.75             $3.22
9/1/98 ........................... $0.17               $0.45             $0.62
11/17/97 ......................... $0.62               $2.23             $2.85
9/3/97 ........................... $0.07               $0.24             $0.31



TOTAL RETURNS:

                                                     FOR THE YEARS ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                      2001            2000          1999            1998           1997
                                    --------        --------       ------          ------         ------
Net Asset Value ..................  (25.57)%        (20.66)%       18.08%          22.66%         23.16%
Market Value .....................  (24.95)%        (21.09)%       23.83%          23.45%         38.30%
DAX ..............................  (23.20)%        (14.67)%       19.98%          26.38%         26.48%


OTHER INFORMATION:
NYSE Ticker Symbol .................................................   GER
NASDAQ Symbol ...................................................... XGERX
Dividend Reinvestment Plan .........................................   Yes
Voluntary Cash Purchase Program ....................................   Yes
Annual Expense Ratio ............................................... 1.47%

PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 2001 (AS % OF PORTFOLIO)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Chemicals                                       10
Communications Equipment                        1.2
Banks                                           5.4
Construction & Engineering                      2.1
Air Freight & Couriers                          1
Industrial Conglomerates                        7.4
Semiconductor Equipment & Products              2.3
Household Durables                              2.2
Diversified Financial                           2.1
Insurance                                       20.3
Electric Utilities                              2.7
Automobiles                                     7.9
Pharmaceuticals                                 3.2
Airlines                                        1
Machinery                                       1.6
Diversified Telecommunications Services         11.5
Healthcare Providers & Services                 1.2
Multi-line Retail                               3.0
Software                                        6.4
Multi Utilities                                 7.5



10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                    % of
                                                  Portfolio
                                                  ---------
 1.  Allianz                                         9.9
 2.  Deutsche Telekom                                9.1
 3.  E.ON                                            7.5
 4.  Munchener Ruckversicherung                      6.6
 5.  Siemens                                         6.5


                                                    % of
                                                  Portfolio
                                                  ---------
 6.  SAP                                             6.4
 7.  Daimler Chrysler                                4.2
 8.  BASF                                            3.9
 9.  Bayer                                           3.6
10.  Metro                                           3.0

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

     QUESTION: Do you still believe international equities offer more potential than U.S. equities, especially in light of the past decade of US outperformance?

     ANSWER: While it is true that over the past decade U.S. stocks outperformed most other regions, it is important to consider that many times in the past, investors have drawn similar conclusions and assumed that recent trends would continue forever. During the eighties, while the US equity market was stagnant, Japan was in a decade-long bull market. At the end of 1989, Japan accounted for 51% of global equity market capitalization. Everyone spoke of the decline of US competitiveness and the emergence of the "new" global economic power - Japan. Today, Japan accounts for just 9% of the global equity market capitalization, while the US accounts for 52% of the total. Investors now talk about the decline of Japan and focus on how no one can compete with the US. The point of this analogy is that most investors always assume that trends will continue, when in fact they rarely do. Another trend that investors assume will continue is the strength of the US dollar, which has been remarkably strong over the past 10 years. However, we do not believe that this trend can continue indefinitely, especially as a strong US dollar renders the US economy less competitive. Based on many valuation models, the euro is significantly undervalued relative to the US dollar, and it has been declining ever since it was introduced three years ago. We believe that market sentiment will change in favor of the euro and a new long-term trend may emerge. At this point, investors who are well diversified in European equities will benefit.

     QUESTION: What sectors do you see as the winners and losers in 2002?

     ANSWER: Following almost two years of de-rating, we believe the underperformance of the telecommunication sector should be coming to an end. As a result, the Fund plans to reduce its underweight in this sector. We expect cash flows of the incumbent companies to recover over the next couple of years as focus is shifted from updating to new technologies to reducing debt levels and improving profitability now that there is less competition. The Fund also plans to overweight the insurance sector. While the industry has suffered significant losses as a result of the World Trade Center events, fear of further attacks has led to a significant increase in premiums. Furthermore, the major tax reforms that enable corporations to sell their holdings in other German companies tax free strongly benefit the insurance companies. The Fund plans to maintain its underweight in the banking sector insofar as they are still dealing with issues ranging from deteriorating credit quality, the currency crisis in Argentina and the decline of the Japanese yen. The Fund plans to maintain a neutral stance on the technology sector. Despite a sharp decline in inventory levels, current valuations are already discounting a major recovery. And as mentioned in the Letter to Shareholder, we are maintaining an underweighting stance in automotives as we believe that pricing pressures will hurt their operating margins, giving the industry a high fixed cost basis.

     QUESTION: The DAX index announced that starting in June 2002, it will change its methodology in determining how to weigh the members of the index. What effect will this have on the German equity market?

     ANSWER: There are two major changes in the method the DAX index will use to determine the size of a company to be included in the index. The first pertains to free-float. Currently a company is weighted by its total market capitalization. This includes shares that are locked up in either pension funds or government ownership that will never be sold. In some cases, the free-float can be half the total market capitalization. This leads to market inefficiencies as too many investors (i.e. pension funds) are chasing too few shares. The second change is to count only the main class of shares of a company in determining its market capitalization. After the change the index will no longer add the total value of a company's common stock, preferred stock, Class A, Class B, etc. to determine its total value. It will only use common stock. These changes should lead to the elimination of non-ordinary shares (as already done by SAP and MLP) and remove protection from hostile takeovers. This latest change is just one of many positive steps recently taken by Germany to unlock shareholder value.

HANSPETER ACKERMANN, Chief Investment Officer of the Germany Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------
OUTLOOK FOR THE GERMAN ECONOMY

     Recent economic evidence suggests that the German economy reached its trough during the fourth quarter of last year and that a recovery is taking hold. Economic activity is likely to rebound in 2002 as many of the factors that had been responsible for the slump are reversing. Most notably, the slowdown in the US appears to have reached bottom. Also, the excesses of the late-1990's boom are beginning to dissipate, namely the excessive spending in Information Technology. Higher energy prices that precipitated the slowdown have reversed and fiscal policy has turned stimulative, with tax cuts and spending hikes coming on stream. During 2001 the European Central Bank cut interest rates four times, and the effect of those should begin to be felt this year. Furthermore, the inventory cycle is turning. Efforts by firms to pare inventories added considerably to the economy's weakness, but stockpiles have quickly run down and a pick up in manufacturing is now necessary. This was confirmed this month when figures showed that German industrial orders rose a surprisingly strong 5.0% in December, with both foreign and domestic orders being strong. The increase followed a 0.6% increase in November and indicates that Germany has turned the corner and that an economic recovery is under way. The data fits in with other positive indicators, namely the purchasing manager indices and a survey of German business sentiment which indicated confidence among executives is on the rise. The inflation outlook for Germany is also positive, mainly due to the dramatic fall in energy prices. Today, the price of a barrel of WTI oil is $19.80 compared to $30 a year ago. The annual inflation rate could reach a low of 0.8% in mid-2002 with an annual average of 1.3%, compared with 2.5% in 2001.

DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE, CLASS                    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------                    --------------------------------------------

Detlef Bierbaum, 59(2)              Partner of Sal. Oppenheim Jr. & Cie KGaA (investment management). Member of the
   Class I                          Supervisory Boards of ESCADA Aktiengesellschaft, Tertia
                                    Handelsbeteiligungsgesellschaft mbH, Douglas AG, LVM Landwirtschaftlicher
                                    Versicherungsverein, Monega KAG and AXA Investment Managers.

John A. Bult, 65(1)(2)              Chairman of PaineWebber International (1985 to present). Director of The France
   Class II                         Growth Fund, Inc. and The Greater China Fund, Inc.

Ambassador                          Chairman, Diligence LLC, formerly IEP Advisors, Inc. (1998 to present); Chairman
   Richard R. Burt, 55(3)           of the Board, Weirton Steel Corp. (1996 to present); Member of the Board, IGT, Inc.,
   Class II                         Hollinger International, Inc. (1995 to present), Homestake Mining Corp.(1998 to 2001),
                                    HCL Technologies, Inc. (1999 to present) and Anchor Gaming Corp.(1999 to present);
                                    Director, Brinson Mutual Funds (formerly Mitchell Hutchins family of funds) (1995 to present);
                                    and Member Textron Corporation International Advisory Council (1996 to present).
                                    Partner, McKinsey & Company (1991-1994). U.S. Ambassador to the Federal Republic of Germany
                                    (1985-1989).

Edward C. Schmults, 71(3)           Consultant. Member of the Board of Directors of Green Point Financial Corp.;
   Class I                          Chairman of the of the Board of Trustees of The Edna McConnell Clark Foundation.
                                    Senior Vice President--External Affairs and General Counsel of GTE Corporation (1984-1994).
                                    Deputy Attorney General of the U.S., Department of Justice (1981-1984).

Hans G. Storr, 70                   Consultant. Chief Financial Officer of Philip Morris Companies, Inc. (1979-1996),
   Class I                          Member of the Board of Directors of Philip Morris Companies, Inc. (1982-1996).

Christian H. Strenger, 58(1)(2)     Director of DWS Investment GmbH (since 1999). Managing Director of DWS--
   Class III                        Deutsche Gesellschaft fur Wertpapiersparen mbH (1991-1999). Chairman of Deutsche Fund
                                    Management, Inc. (1997-2000).

Dr. Juergen F. Strube, 62           Chairman of the Board of Executive Directors of BASF AG. Member of the
   Class II                         Supervisory Boards of Allianz Lebensversicherungs-AG, Bertelsmann AG, BMW AG, Commerzbank AG,
                                    Hapag-Lloyd AG, Hochtief AG and Linde AG.

--------------------------------------------------------------------------------

NAME, AGE, CLASS                    PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
----------------                    --------------------------------------------

Robert H. Wadsworth, 62(1)(3)       President, Robert H. Wadsworth Associates, Inc. (1982 to present), President and
   Class II                         Trustee, Trust for Investment Managers (1999 to present), Formerly President,
                                    Investment Company Administration, LLC (1992-2001) and President, Treasurer and Director,
                                    First Fund Distributors, Inc. (1990-2002).

Werner Walbrol, 64(3)               President and Chief Executive Officer of the German American Chamber of
   Class III                        Commerce, Inc. and the European American Chamber of Commerce, Inc. Director of TUV
                                    Rheinland of North America, Inc. President and Director of German American Partnership Program,
                                    Director of AXA Nordstern Art Insurance Corporation, Member of the Advisory Board of
                                    Abels & Grey.

Otto Wolff von Amerongen, 83        Director and Chairman of the Board of Otto Wolff Industrieberatung &
   Class III                        Beteiligungen GmbH (industrial consulting). Chairman of the German East-West Trade
                                    Committee (until 2000). Honorary Chairman of the Association of German Chambers of Industry
                                    and Commerce. Chairman of the Board of Management of the Otto Wolff Foundation. Member of the
                                    Atlantic Advisory Council of United Technologies Corp. (until 1992). Chairman of the
                                    Supervisory Board of DWA, Deutsche Waggonbau AG (until 1999), Chairman of the Supervisory
                                    Board of Allbecon AG, Dusseldorf. Member of the Advisory Council of Allianz Versicherungs-AG
                                    (until February 1994). Member of the Advisory Council of Creditanstalt-Bankverein (until 1998).
                                    President of the German Society for East European Studies (until 1999). Member of the Board of
                                    Directors of the German Society for Foreign Affairs. President of the German Business
                                    Association in the Russian Federation, Moscow.

--------------------------
Each has served as a Director of the Fund since the Fund's inception in 1986 except for Mr. Storr and Ambassador Burt who were elected to the Board on June 20, 1997 and June, 30, 2000, respectively. The term of office for Directors in Class III expires at the 2002 Annual Meeting, Class I at the next succeeding Annual Meeting and Class II at the following succeeding Annual Meeting. Each Director also serves as a Director of The Central European Equity Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(1) Indicates that Messrs. Bult, Strenger and Wadsworth each also serve as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(2) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Mr. Bult is an "interested" Director because of his affiliation with U.B.S. PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(3) Indicates that Messrs. Burt and Wadsworth also serve as Directors of the Deutsche Investors Portfolios Trust and Deutsche Investors Funds, Inc., both open-end investment companies advised by Investment Company Capital Corp. They also serve as Directors for the Deutsche Banc Alex. Brown Cash Reserve Fund, Inc; Flag Investors Communication Fund, Inc.; Flag Investors Series Funds, Inc.; Emerging Growth Fund, Inc.; Short-Intermediate Income Fund, Inc.; Flag Investors Value Builder Fund, Inc.; Real Estate Securities Fund, Inc.; and Flag Investors Equity Partners Fund, Inc. These funds are open-end investment companies advised by Investment Company Capital Corp. Messrs. Schmults and Walbrol also serve as directors of Deutsche Asset Management VIT Funds, advised by Deutsche Asset Management, Inc. Investment Company Capital Corp. is an indirect wholly-owned subsidiary of Deutsche Bank AG.

OFFICERS OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE                           PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------                           --------------------------------------------

Richard T. Hale, 56                 Trustee and/or President of each of the investment companies advised by Deutsche
   President and Chief              Asset Management, Inc. or its affiliates; Managing Director, Deutsche Asset
   Executive Officer                Management; Managing Director, Deutsche Banc Alex. Brown Inc.; Director and President,
                                    Investment Company Capital Corp.

Hanspeter Ackermann, 45             President of Deutsche Bank Investment Management Inc., Managing Director of
   Chief Investment Officer         Deutsche Bank Securities Inc., Senior International Equity Portfolio Manager of Bankers
                                    Trust Co., President and Managing Partner of Eiger Asset Management (1993-1996),
                                    Managing Director and CIO of SBC Portfolio Management International (1983-1993).

Robert R. Gambee, 59                Director (since 1992), First Vice President  (1987-1991) and Vice President
   Chief Operating Officer          (1978-1986) of Deutsche Bank Securities Inc., Director, Deutsche Bank AG,
   and Secretary                    Director, Bankers Trust Co. Secretary of Flag Investors Funds, Inc. and Deutsche Bank
                                    Investment Management, Inc. (1997-2000).

Joseph Cheung, 43                   Vice President (since 1996), Assistant Vice President (1994-1996) and Associate
   Chief Financial Officer          (1991-1994) of Deutsche Bank Securities Inc.
   and Treasurer

---------------------------

Each also serves as an Officer of The Central European Equity Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----
INVESTMENT IN GERMAN SECURITIES--
    81.5% OF NET ASSETS
            COMMON STOCKS--79.8%
            AIR FREIGHT & COURIERS--1.0%
  100,000   Deutsche Post .................... $ 1,335,759
                                               -----------
            AIRLINES--1.0%
  100,000   Deutsche Lufthansa ...............   1,321,500
                                               -----------
            AUTOMOBILES--5.9%
  130,000   Daimler Chrysler .................   5,601,009
   50,000   Volkswagen .......................   2,339,138
                                               -----------
                                                 7,940,147
                                               -----------
            BANKS--2.3%
  100,000   Bayerische Hypothekenbank
              Und Vereinsbank ................   3,058,255
                                               -----------
            CHEMICALS--8.2%
  140,000   BASF .............................   5,208,480
  150,000   Bayer ............................   4,785,207
   40,000   Degussa ..........................   1,006,943
                                               -----------
                                                11,000,630
                                               -----------
            CONSTRUCTION &
              ENGINEERING--2.1%
  190,000   Thyssen Krupp ....................   2,774,975
                                               -----------
            DIVERSIFIED FINANCIAL--0.9%
   17,000   Marschollek, Lautenschlaeger
              und Partner ....................   1,239,315
                                               -----------
            DIVERSIFIED TELECOMMUNICATION
              SERVICES--9.0%
  700,000   Deutsche Telekom .................  12,038,760
                                               -----------
            ELECTRIC UTILITIES--2.7%
   95,000   RWE ..............................   3,572,420
                                               -----------
            HEALTHCARE PROVIDERS &
              SERVICES--1.1%
   25,000   Fresenius Medical Care ...........   1,548,286
                                               -----------
            INDUSTRIAL CONGLOMERATES--7.3%
   45,000   Preussag .........................   1,106,746
  130,000   Siemens ..........................   8,612,927
                                               -----------
                                                 9,719,673
                                               -----------
            INSURANCE--16.2%
   55,000   Allianz ..........................  13,036,793
   32,000   Munchener Ruckversicherungs ......   8,695,710
                                               -----------
                                                21,732,503
                                               -----------



   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----
            MACHINERY--1.6%
  100,000   MAN .............................. $ 2,116,363
                                               -----------
            MULTI-LINE RETAIL--2.9%
  110,000   Metro ............................   3,906,137
                                               -----------
            MULTI UTILITIES--7.4%
  190,000   E.ON .............................   9,850,398
                                               -----------
            PHARMACEUTICAL--1.6%
   40,000   Schering .........................   2,124,382
                                               -----------
            SEMICONDUCTOR EQUIPMENT &
              PRODUCTS--2.3%
  150,000   Infineon Technologies ............   3,067,612
                                               -----------
            SOFTWARE--6.3%
   65,000   SAP ..............................   8,473,915
                                               -----------
            Total Common Stocks
              (Cost $103,459,918) ............ 106,821,030
                                               -----------
            PREFERRED STOCKS--1.7%
            CHEMICALS--1.7%
   40,000   Henkel KGaA
              (Cost $2,369,802) ..............   2,263,394
                                               -----------
            Total Investments in
              German Securities
              (Cost $105,829,720) ............ 109,084,424
                                               -----------
INVESTMENTS IN BELGIUM
    COMMON STOCKS--2.3%
            BANKS--1.1%
  100,000   Dexia ............................   1,439,126
                                               -----------
            DIVERSIFIED FINANCIAL--1.2%
   60,000   Fortis Group .....................   1,558,534
                                               -----------
            Total Investments in Belgium
              Common Stocks
              (Cost $2,951,572) ..............   2,997,660
                                               -----------
INVESTMENTS IN DUTCH
    COMMON STOCKS--4.1%
            HOUSEHOLD DURABLES--2.2%
  100,000   Philips Electronics ..............   2,974,492
                                               -----------
            INSURANCE--1.9%
  100,000   ING Groep ........................   2,552,110
                                               -----------
            Total Investments in
              Dutch Common Stocks
              (Cost $5,867,083) ..............   5,526,602
                                               -----------

---------------------------
*Non-income producing security.

See Notes to Financial Statements.

THE GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------


   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----
INVESTMENTS IN FRENCH
    COMMON STOCKS--7.4%
            AUTOMOBILES--1.9%
   60,000   PSA Peugeot Citroen .............. $  2,553,002
                                               ------------
            BANKS--2.0%
   30,000   BNP Paribas ......................    2,686,667
                                               ------------
            INSURANCE--1.9%
  120,000   Axa ..............................    2,509,694
                                               ------------
            PHARMACEUTICALS--1.6%
   30,000   Aventis ..........................    2,131,957
                                               ------------
            Total Investments in
              French Common Stocks
              (Cost $10,385,337) .............    9,881,320
                                               ------------
INVESTMENTS IN FINNISH
    COMMON STOCKS--1.2%
            COMMUNICATIONSEQUIPMENT--1.2%
   60,000   Nokia (A shares)
              (Cost $1,203,706) ..............    1,540,890
                                               ------------



   SHARES               DESCRIPTION                VALUE
   ------               -----------                -----
INVESTMENTS IN UNITED KINGDOM
    COMMON STOCKS--2.3%
            DIVERSIFIED TELECOMMUNICATION
              SERVICES--2.3%
  500,000   BT Group Plc ......................$  1,840,235
1,000,000   MMO2 Plc* ........................    1,257,970
                                               ------------
            Total Investments in
              United Kingdom Common Stocks
              (Cost $3,078,409) ..............    3,098,205
                                               ------------
            Total Investments--98.8%
              (Cost $129,315,827) ............  132,129,101
            Cash and other assets in
              excess of liabilities--1.2% ....    1,663,941
                                               ------------
            NET ASSETS--100% ................. $133,793,042
                                               ============



-------------
*Non-income producing security.

See Notes to Financial Statements.

THE GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $129,315,827) ... $132,129,101
Cash and foreign currency
   (cost $2,542,104) ........................    2,524,105
Receivable for securities sold ..............    1,247,535
Foreign withholding tax refund receivable ...      156,414
Interest receivable .........................        3,043
Other assets ................................        1,067
                                              ------------
   Total assets .............................  136,061,265
                                              ------------
LIABILITIES

Payable for securities purchased ............    2,033,468
Management fee payable ......................       66,121
Investment advisory fee payable .............       36,550
Payable for shares repurchased ..............       49,935
Accrued expenses and accounts payable .......       82,149
                                              ------------
   Total liabilities ........................    2,268,223
                                              ------------
NET ASSETS .................................. $133,793,042
                                              ============

Net assets consist of:
Paid-in capital, $.001 par
   (Authorized 80,000,000 shares) ........... $162,255,815
Cost of 169,095 shares held in treasury .....   (1,298,365)
Accumulated net realized loss
   on investments and foreign currency
   transactions .............................  (29,955,107)
Net unrealized appreciation of investments
   and foreign currency .....................    2,790,699
                                              ------------
Net assets .................................. $133,793,042
                                              ============

Net asset value per share
   ($133,793,042 (DIVIDE) 16,680,181
   shares of common stock issued and
   outstanding) .............................        $8.02
                                                     =====


STATEMENT OF OPERATIONS
-------------------------------------------------------------
                                                 FOR THE
                                               YEAR ENDED
                                            DECEMBER 31, 2001
                                            -----------------
NET INVESTMENT INCOME
Investment income
   Dividends (net of foreign withholding
     taxes of $318,608) ..................... $  2,677,200
   Interest .................................       49,125
   Securities lending, net ..................      240,257
                                              ------------
Total investment income .....................    2,966,582
                                              ------------
Expenses
   Management fee ...........................      877,499
   Investment advisory fee ..................      476,262
   Reports to shareholders ..................      233,331
   Custodian and Transfer Agent's fees
     and expenses ...........................      209,956
   Directors' fees and expenses .............      141,022
   Legal fee ................................       80,187
   Audit fee ................................       47,500
   NYSE listing fee .........................       35,000
   Miscellaneous ............................      103,149
                                              ------------
   Total expenses before custody credits* ...    2,203,906
   Less: custody credits ....................      (26,084)
                                              ------------
   Net expenses .............................    2,177,822
                                              ------------
Net investment income .......................      788,760
                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments ..............................  (15,917,903)
   Foreign currency transactions ............      113,508
Net change in unrealized
   appreciation/depreciation on:
   Investments ..............................  (31,851,131)
   Translation of other assets and
     liabilities from foreign currency ......      (28,148)
                                              ------------
Net loss on investments and foreign
   currency transactions ....................  (47,683,674)
                                              ------------
NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ................ $(46,894,914)
                                              ============

-------------------
* The custody credits are attributable to interest earned on U.S. cash balances.

See Notes to Financial Statements.

THE GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE              FOR THE
                                                                                      YEAR ENDED           YEAR ENDED
                                                                                   DECEMBER 31, 2001    DECEMBER 31, 2000
                                                                                   -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) ...................................................  $    788,760        $   (380,389)
   Net realized gain (loss) on:
     Investments ..................................................................   (15,917,903)         18,679,369
     Foreign currency transactions ................................................       113,508             127,491
   Net change in unrealized appreciation/depreciation on:
     Investments ..................................................................   (31,851,131)        (66,960,776)
     Translation of other assets and liabilities from foreign currency ............       (28,148)             20,465
                                                                                     ------------        ------------
   Net decrease in net assets resulting from operations ...........................   (46,894,914)        (48,513,840)
                                                                                     ------------        ------------
Distributions to shareholders from:
   Net investment income ..........................................................      (788,760)              --
   Net realized foreign currency gains ............................................      (209,927)              --
   Net realized short term capital gains ..........................................          --            (2,782,079)
   Net realized long term capital gains ...........................................      (333,650)        (33,332,369)
                                                                                     ------------        ------------
   Total distributions to shareholders (a) ........................................    (1,332,337)        (36,114,448)
                                                                                     ------------        ------------
Capital share transactions:
   Net proceeds from reinvestment of dividends
     (89,005 and 2,585,973 shares, respectively) ..................................       637,277          25,668,742
   Cost of shares repurchased (258,100 and 480,900 shares, respectively) ..........    (2,157,972)         (7,095,475)
                                                                                     ------------        ------------
   Net increase (decrease) in net assets from capital share transactions ..........    (1,520,695)         18,573,267
                                                                                     ------------        ------------
Total decrease in net assets ......................................................   (49,747,946)        (66,055,021)

NET ASSETS
Beginning of year .................................................................   183,540,988         249,596,009
                                                                                     ------------        ------------
End of year (including undistributed net investment income of $0
   as of December 31, 2001 and 2000) ..............................................  $133,793,042        $183,540,988
                                                                                     ============        ============

-----------------
(a) For U.S. tax purposes, total distributions to shareholders consisted of:
        Ordinary income                                                              $    998,687        $  2,782,079
        Long term capital gains                                                           333,650          33,332,369
                                                                                     ------------        ------------
                                                                                     $  1,332,337        $ 36,114,448
                                                                                     ------------        ------------

See Notes to Financial Statements.

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The Germany Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. Pursuant to shareholder approvals, the Fund reincorporated in Maryland on August 29, 1990 and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars. Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

During the year ended December 31, 2001, the Fund reclassified permanent book and tax differences as follows:

                                                 INCREASE
                                                (DECREASE)
                                                ---------
Undistributed net realized gain on investments
   and foreign currency transactions ........... $ 96,419
Paid-in capital ................................  (96,419)

THE GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT AND INVESTMENT
          ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders, and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2001, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $389,387 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2001 were $182,275,252 and $180,562,744, respectively.

The cost of investments at December 31, 2001 was $129,658,783 for United States Federal income tax purposes. Accordingly, as of December 31, 2001, net unrealized appreciation of investments aggregated $2,470,318, of which $17,160,224 and $14,689,906 related to unrealized appreciation and depreciation, respectively.

During the period November 1, 2001 to December 31, 2001, the Fund incurred capital losses of $3,062,736. This loss was deferred for federal income tax purposes to January 1, 2002.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2001 of approximately $26.5 million which will expire in 2009. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED

At December 31, 2001, the market values of the securities loaned and government securities received as collateral for such loans were $6,556,210 and $7,064,502, respectively. For the year ended December 31, 2001, the Fund earned $240,257 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL

During the years ended December 31, 2001 and 2000, the Fund purchased 258,100 and 480,900 of its shares of common stock on the open market at a total cost of $2,157,972 and $7,095,475, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 9.6% and 10.6%, respectively.

THE GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each of the years indicated:

                                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                        ---------------------------------------------------------------
                                                           2001          2000         1999         1998         1997
                                                        ---------     ---------     --------     --------      --------
Per share operating performance:
Net asset value:
Beginning of year ..................................... $   10.89     $   16.93     $  16.07     $  16.23      $  15.76
                                                        ---------     ---------     --------     --------      --------
Net investment income (loss) ..........................       .05          (.02)         .06          .23           .09
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions ......     (2.84)        (3.48)        2.57         3.41          3.50
                                                        ---------     ---------     --------     --------      --------
Increase (decrease) from investment operations ........     (2.79)        (3.50)        2.63         3.64          3.59
                                                        ---------     ---------     --------     --------      --------
Increase resulting from share repurchases .............       .01           .05          .12          .54           .19
                                                        ---------     ---------     --------     --------      --------
Distributions from net investment income ..............      (.05)           --         (.04)        (.23)           --
Distributions from net realized foreign currency gains       (.01)           --           --         (.06)           --
Distributions from net realized short-term capital gains       --          (.19)        (.25)       (1.35)         (.69)
Distributions from net realized long-term capital gains      (.02)        (2.30)       (1.46)        (2.20)       (2.47)
                                                        ---------     ---------     --------     --------      --------
Total distributions+...................................      (.08)        (2.49)       (1.75)       (3.84)        (3.16)
                                                        ---------     ---------     --------     --------      --------
Dilution in NAV from dividend reinvestment ............      (.01)         (.10)        (.14)        (.50)         (.15)
                                                        ---------     ---------     --------     --------      --------
Net asset value:
   End of year ........................................    $ 8.02     $   10.89     $  16.93      $ 16.07       $ 16.23
                                                        =========     =========     ========     ========      ========
Market value:
   End of year ........................................    $ 7.05     $    9.50     $ 15.125     $ 13.875      $  14.25
Total investment return for the year:++
   Based upon market value ............................    (24.95)%      (21.09)%      23.83%       23.45%        38.30%
   Based upon net asset value .........................    (25.57)%      (20.66)%      18.08%       22.66%        23.16%
Ratio to average net assets:
   Total expenses before custody credits* .............      1.47%         1.29%        1.26%        1.16%         1.19%
   Net investment income (loss) .......................       .53%         (.17)%        .40%        1.20%          .49%
Portfolio turnover ....................................    121.37%       137.70%       71.52%       80.93%         81.2%
Net assets at end of year (000's omitted) ............. $ 133,793     $ 183,541     $249,596     $232,955      $228,175


----------------
 +   For U.S. tax purposes, total distributions consisted of:
       Ordinary income                                       $.06         $ .19        $ .29        $1.64         $ .69
       Long term capital gains                                .02          2.30         1.46         2.20          2.47
                                                             ----         -----        -----        -----         -----
                                                             $.08         $2.49        $1.75        $3.84         $3.16
                                                             ----         -----        -----        -----         -----


++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.

* The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets would have been 1.46%, 1.27%, 1.25% and 1.15% for 2001, 2000, 1999 and 1998, respectively.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The Germany Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Germany Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 8, 2002

2001 U.S. TAX INFORMATION
(UNAUDITED)
--------------------------------------------------------------------------------

     The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that will be passed through to the shareholders for the fiscal year ended December 31, 2001 is $467,180. The foreign source income for information reporting purposes is $3,193,505. The Fund made capital gain distributions of $333,650 during the year.

     This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 2001.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
--------------------------------------------------------------------------------
     The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

     Under the Plan, participating stockholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

REINVESTMENT OF FUND SHARES. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

     Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account. Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

     For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

     The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

ENROLLMENT AND WITHDRAWAL. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

     Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

     The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

  EXECUTIVE OFFICES
  31 WEST 52ND STREET, NEW YORK, NY 10019

  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS,
  DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-GERMANY IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE BANK SECURITIES INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL

  INDEPENDENT ACCOUNTANTS
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS

  CHRISTIAN STRENGER
  CHAIRMAN AND DIRECTOR

  DETLEF BIERBAUM
  DIRECTOR

  JOHN A. BULT
  DIRECTOR

+ RICHARD R. BURT
  DIRECTOR

+ EDWARD C. SCHMULTS
  DIRECTOR

+ HANS G. STORR
  DIRECTOR

  DR. JUERGEN F. STRUBE
  DIRECTOR

+ ROBERT H. WADSWORTH
  DIRECTOR

+ WERNER WALBROEL
  DIRECTOR

  OTTO WOLFF VON AMERONGEN
  DIRECTOR

  RICHARD T. HALE
  PRESIDENT AND CHIEF EXECUTIVE OFFICER

  HANSPETER ACKERMANN
  CHIEF INVESTMENT OFFICER

  ROBERT R. GAMBEE
  CHIEF OPERATING OFFICER AND SECRETARY

  JOSEPH M. CHEUNG
  CHIEF FINANCIAL OFFICER AND TREASURER

----------
+ Member of the Audit Committee

All investment management decisions are made by a committee of United States and German advisors.

                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available on the Fund's website or by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the German tax reform and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the DAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

                               [GRAPHIC OMITTED]
                                      GER
                                     Listed
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE

                 Copies of this report and other information are
                        available at:www.germanyfund.com

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------
THE FUND

The Germany Fund, Inc. is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "GER". The Fund seeks long-term capital appreciation primarily through investment in German equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGERX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The   foregoing    information    is   also   available   on   our   Web   site:
www.germanyfund.com.

THERE ARE THREE CLOSED-END FUNDS FOR YOUR SELECTION:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o    New  Germany  Fund--investing   primarily  in  the  middle-  market  German
     companies including the NEUER MARKT, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o Central European Equity Fund--investing primarily in Central and Eastern European companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

01-2385